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                                                                    EXHIBIT 10.5






                                GERON CORPORATION

                           INVESTORS' RIGHTS AGREEMENT

                                NOVEMBER 10, 1995
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                                TABLE OF CONTENTS

                                                                        Page
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1.  Registration Rights  . . . . . . . . . . . . . . . . . . . . . . .    1

         1.1  Definitions  . . . . . . . . . . . . . . . . . . . . . .    1
         1.2  Request for Registration . . . . . . . . . . . . . . . .    2
         1.3  Company Registration . . . . . . . . . . . . . . . . . .    4
         1.4  Obligations of the Company . . . . . . . . . . . . . . .    4
         1.5  Furnish Information  . . . . . . . . . . . . . . . . . .    5
         1.6  Expenses of Demand Registration  . . . . . . . . . . . .    5
         1.7  Expenses of Company Registration . . . . . . . . . . . .    6
         1.8  Underwriting Requirements  . . . . . . . . . . . . . . .    6
         1.9  Delay of Registration  . . . . . . . . . . . . . . . . .    7
         1.10 Indemnification  . . . . . . . . . . . . . . . . . . . .    7
         1.11 Reports Under Securities Exchange Act of 1934  . . . . .    9
         1.12 Form S-3 Registration  . . . . . . . . . . . . . . . . .   10
         1.13 Assignment of Registration Rights  . . . . . . . . . . .   11
         1.14 Limitations on Subsequent Registration Rights  . . . . .   11
         1.15 "Market Stand-Off" Agreement . . . . . . . . . . . . . .   11
         1.16 Termination of Registration Rights . . . . . . . . . . .   12

2.  Covenants of the Company . . . . . . . . . . . . . . . . . . . . .   12

         2.1  Delivery of Financial Statements . . . . . . . . . . . .   12
         2.2  Inspection . . . . . . . . . . . . . . . . . . . . . . .   13
         2.3  Termination of Information and Inspection Covenants  . .   13
         2.4  Right of First Offer . . . . . . . . . . . . . . . . . .   13
         2.5  Observer Rights  . . . . . . . . . . . . . . . . . . . .   15
         2.6  Termination of Certain Covenants . . . . . . . . . . . .   15

3.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . .   15

         3.1  Successors and Assigns . . . . . . . . . . . . . . . . .   15
         3.2  Governing Law  . . . . . . . . . . . . . . . . . . . . .   16
         3.3  Counterparts . . . . . . . . . . . . . . . . . . . . . .   16
         3.4  Titles and Subtitles . . . . . . . . . . . . . . . . . .   16
         3.5  Notices  . . . . . . . . . . . . . . . . . . . . . . . .   16
         3.6  Expenses . . . . . . . . . . . . . . . . . . . . . . . .   16
         3.7  Amendments and Waivers . . . . . . . . . . . . . . . . .   16
         3.8  Severability . . . . . . . . . . . . . . . . . . . . . .   16
         3.9  Termination of Prior Agreement . . . . . . . . . . . . .   17
         3.10 Aggregation of Stock . . . . . . . . . . . . . . . . . .   17
         3.11 Entire Agreement . . . . . . . . . . . . . . . . . . . .   17

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         Schedule A   List of Investors
         Schedule B   List of Founders and Certain Other Holders of Common Stock
         Schedule C   List of Holders of Series A Preferred Stock
         Schedule D   List of Holders of Series B Preferred Stock
         Schedule E   List of Holders of Series C Preferred Stock

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                           INVESTORS' RIGHTS AGREEMENT

     THIS INVESTORS' RIGHTS AGREEMENT is made as of the 10th day of November, 1995, by and among Geron Corporation, a Delaware corporation (the "Company"), the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor," certain holders of the Company's Common Stock listed on Schedule B hereto, each of which is herein referred to as a "Founder" or as a "Common Stockholder" as indicated on Schedule B, the holders of the Company's Series A Preferred Stock listed on Schedule C hereto, the holders of the Company's Series B Preferred Stock listed on Schedule D hereto, and the holders of the Company's Series C Preferred Stock listed on Schedule E hereto. The holders of the Series A, Series B and Series C Preferred Stock shall hereinafter be referred to as the "Prior Investors." All terms not otherwise defined herein shall have the meaning ascribed such terms in the Series D Preferred Stock Purchase Agreement of even date herewith by and among the Company and the Investors (the "Series D Agreement").

                                    RECITALS

     WHEREAS, the Company and certain of the parties to this Agreement (the "Prior Holders") are parties to that certain Investors' Rights Agreement dated as of June 29, 1994 (the "Prior Agreement"), pursuant to which the Company granted to the Prior Holders certain registration rights, rights of first offer, and certain other information and inspection rights.

     WHEREAS, the Company and the Investors are parties to the Series D
Agreement;

     WHEREAS, in order to induce the Investors to enter into the Series D Agreement, the Company and the Prior Holders have agreed to amend and replace the Prior Agreement in its entirety as set forth herein, and have further agreed that this Agreement shall govern the rights set forth herein;

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Registration Rights. The Company covenants and agrees as follows:

        1.1 Definitions. For purposes of this Section 1:

            (a) The term "Act" shall mean the Securities Act of 1933, as amended;

            (b) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended;

            (c) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;
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            (d) The term "Registrable Securities" means (i) the Common Stock held by the Founders (the "Founders' Stock") and the Common Stockholders in the amounts set forth opposite their names on Schedule B, (ii) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock of the Company, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the securities referred to in subsections (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned; provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and
(C) the registration rights associated with such securities have not been terminated pursuant to Section 1.16 hereof.

            (e) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

            (f) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof; and

            (g) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

        1.2 Request for Registration.

            (a) If the Company shall receive at any time after the earlier of
(i) November 10, 1998, or (ii) three (3) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of seventy-five percent (75%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the filing of such registration statement under the Act covering the registration of all Registrable

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Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

            (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting as provided above. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that (i) the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting and (ii) the number of shares of Registrable Securities held by an Investor or Prior Investor to be included in such underwriting shall not be reduced unless all the Founders' Stock is first entirely excluded from the underwriting.

            (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 1.2; provided, that the Company shall not be obligated to effect a registration within ninety (90) days after the effective date of a registration statement covering stock or securities sold by the Company other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered.

            (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

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        1.3 Company Registration. If (but without any obligation to do so) the
Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

        1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of seventy-five percent (75%) of the Registrable Securities registered thereunder, keep such registration statement effective for at least one hundred twenty (120) days or until the distribution contemplated by the registration statement has been completed, but in no event for more than one hundred eighty
(180) days;

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

            (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

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            (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

            (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        1.5 Furnish Information.

            (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

        1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of seventy-five percent (75%) of the Registrable Securities to be registered (in which case all Participating Holders shall bear such

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expenses), unless the Holders of seventy-five percent (75%) of the Registrable
Securities agree to forfeit their right to one demand registration pursuant to
Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

        1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

        1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders, provided that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless the Founders' Stock is first entirely excluded from the underwriting) but in no event shall (i) the amount of securities of the selling stockholders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate

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amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

         1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

        1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

             (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal, state or foreign law or regulation, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state or foreign securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state or foreign securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

             (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal, state or foreign law or regulation, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection

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
1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

             (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

             (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and each of the Holders agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in

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
connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Holder shall be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Holder for the sale of Registrable Securities covered by such registration statement and (ii) the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

             (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

             (f) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

        1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

             (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

             (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

             (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

             (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 and Rule 144A (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        1.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of fifteen percent (15%) or more of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

             (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

             (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or (4) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

             (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the first four (4) registrations requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Thereafter, such expenses shall be borne pro-rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Section 1.2.

        1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

        1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

        1.15 "Market Stand-Off" Agreement. Each holder of Registrable Securities hereby agrees that, during the period of duration specified by the Company or an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

             (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

             (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements;

             (c) such period shall not exceed one hundred eighty (180) days beginning the day after the effective date of such registration statement.

             In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        1.16 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

     2. Covenants of the Company.

        2.1 Delivery of Financial Statements. The Company shall deliver to each Investor and each Prior Investor:

             (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company. If applicable the Company shall also distribute the management letter delivered by such accountants;

             (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter, an unaudited balance sheet, a statement of stockholder's equity as of the end of such fiscal quarter, and a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit the Investor or Prior Investor to calculate its percentage equity ownership in the Company;

             (c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company, all of which will be updated semi-annually throughout the year and delivered to the Investors and the Prior Investors within thirty (30) days after the end of each second quarter;

            (d) with respect to the financial statements called for in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

            (e) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or Prior Investor or any assignee of the Investor or Prior Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (e) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

        2.2 Inspection. The Company shall permit each Investor and Prior Investor, at such Investor's or Prior Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor or the Prior Investor; provided, however, that the Company shall not be obligated pursuant to this
Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

        2.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 (c) and (e) and Section 2.2 shall terminate as to the Investors and Prior Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

        2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a Major Investor shall mean any Investor or Prior Investor who holds at least 500,000 shares (adjusted for any stock split, stock division or consolidation) of Common Stock (i) issued pursuant to the Series A Agreement and Series B Agreement, (ii) issued upon exercise of the warrants to purchase Common Stock (the "Common Stock Warrants") issued pursuant to the Series A Agreement (the "Common Warrants"), or (iii) issued or issuable upon conversion of the Series A, Series B, Series C and/or Series D Preferred Stock. For purposes of this Section 2.4, Investor includes any general partners and affiliates of an Investor. An Investor or Prior Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

        Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

            (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares,
(ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

            (b) Within twenty (20) calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock (i) issued pursuant to the Series A Agreement and Series B Agreement and held, (ii) issued upon exercise of Common Stock Warrants and held or (iii) issuable upon conversion of the Series A, Series B, Series C or Series D Preferred Stock (or securities exercisable therefor) then held by such Major Investor (including partners and affiliates) bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of Common Stock (i) issued pursuant to the Series A Agreement and Series B Agreement and held, (ii) issued upon the exercise of the Common Stock Warrants then held, or (iii) issuable upon conversion of Series A, Series B, Series C or Series D Preferred Stock (or securities exercisable therefor) then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock (i) issued and held, (ii) issued upon exercise of the Common Stock Warrants then held, and (iii) issuable upon conversion of the Series A, Series B, Series C or Series D Preferred Stock (or securities exercisable therefor) then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

            (c) If all Shares referred to in the Notice are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the thirty-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

            (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to officers, employees, consultants and directors of the Company issued or sold directly or pursuant to a stock benefit plan adopted by the Board of Directors, (ii) to the issuance or sale of shares of Common Stock to non-profit institutions issued or sold primarily in connection with research or other collaborative arrangements, (iii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $5.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and $7,500,000 in the aggregate, (iv) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, including the Series A, Series B, Series C and Series D Preferred Stock and options and warrants to purchase such securities, (v) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (vi) the issuance of warrants to persons or entities with which the Company has bona fide business relationships which are not primarily directed to the raising of capital, including, without limitation, corporate partners.

        2.5 Observer Rights. As long as a Prior Investor owns not less than 500,000 shares of the Common stock (i) issued pursuant to the Series A Agreement or the Series B Agreement or (ii) issued or issuable upon conversion of the Series A or Series B Preferred Stock, the Company shall invite a representative of such Prior Investor to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel. In addition, any Prior Investor which is not represented on the Board and which is an entity that is intended to qualify as a "venture capital operating company" within the meaning of Department of Labor Regulation Section 2510.3-101 shall be entitled to consult with and advise management of the Company on significant business issues, including management's proposed operating plans, and management will meet with such Prior Investor regularly during each year at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans.

        2.6 Termination of Certain Covenants. The covenants set forth in Sections 2.4 and 2.5 shall terminate and be of no further force or effect upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public.

     3. Miscellaneous.

        3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

        3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock (i) issued pursuant to the Series A Agreement and Series B Agreement (ii) issued upon conversion of the Common Stock Warrants, and (iii) issuable upon conversion of the Series A, Series B, Series C or Series D Preferred Stock then held; provided that if such amendment has the effect of affecting the Founders' Stock (i) in a manner different than the securities issued to the Investors pursuant to the Series A Agreement, Series B Agreement, Series C Agreement and/or Series D Agreement and (ii) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock; and provided further that Section 1.12 herein shall not be amended without the consent of the holders of eighty percent (80%) of the outstanding Registrable Securities (including securities exercisable therefor). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any of such securities (including the securities into which such securities are convertible or exercisable) then outstanding, each future holder of all such Registrable Securities, and the Company.

        3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        3.9  Amendment and Termination of Prior Agreement.

             (a) The Company and the Prior Holders, (i) as holders of a majority of the "Registrable Securities" (as defined in the Prior Agreement) and (ii) holders of a majority of the Common Stock (A) issued pursuant to the Series A Agreement, (B) issued pursuant to the Series B Agreement, (C) issued or issuable upon conversion of the Common Stock Warrants, and (D) issuable upon conversion of the Series A, Series B and Series C Preferred Stock hereby agree that all rights granted and covenants made under the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever and shall be replaced by the terms and conditions provided herein. Without limiting the foregoing, the Prior Holders hereby waive the right of first offer granted pursuant to Section 2.4 of the Prior Agreement to the extent such right of first offer applies to the transactions contemplated by the Series D Agreement. The rights and covenants provided herein set forth the sole and entire agreement between the Company and the Investors, the Prior Investors and the Founders with respect to the subject matter hereof.

             (b) The Company and certain of the parties to this Agreement, as the holders of a majority of the Common Stock issuable upon conversion of the Series C Preferred Stock hereby agree that Section 1.3 of the Series C Agreement shall terminate as of the date of this Agreement and be of no further force or effect.

        3.10 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        3.11 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   GERON CORPORATION


                                                   By: /s/ Ronald W. Eastman
                                                       ---------------------
                                                         Ronald W. Eastman
                                                   Its:  President

                                         Address:  200 Constitution Drive
                                                   Menlo Park, CA  94025




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     INVESTORS AND PRIOR INVESTORS:

                                     KLEINER PERKINS CAUFIELD & BYERS VI


                                     By: /s/ Kleiner Perkins Caufield & Byers VI
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------


                                     KPCB VI FOUNDERS' FUND


                                     By: /s/ KPCB VI Founders' Fund
                                         --------------------------------------
                                     Its:
                                         --------------------------------------


                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:

                                                   GIMV


                                                   By: /s/ GIMV
                                                       -------------------------
                                                   Its:
                                                       -------------------------




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:

                                                   LEHMAN BROTHERS INC.


                                                   By: /s/ Lehman Brothers, Inc.
                                                       -------------------------
                                                   Its:
                                                        ------------------------



                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          INVESTOR:

                                          ALEX. BROWN & SONS EMPLOYEES'
                                          VENTURE FUND PARTNERSHIP


                                          By: /s/ Alex. Brown & Sons Employees'
                                                  Venture Fund Partnership
                                              ----------------------------------
                                          Its:
                                               ---------------------------------



                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                INVESTOR:

                                                LOMBARD ODIER ZURICH AG


                                                By: /s/ Lombard Odier Zurich AG
                                                    ----------------------------

                                                Its:
                                                     ---------------------------



                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        INVESTORS AND PRIOR INVESTORS:

                                        CW R&D II (FINANCIAL) FUND,
                                        LIMITED PARTNERSHIP

                                        By: /s/ CW R&D II (Financial) Fund,
                                                Limited Partnership
                                           ------------------------------------
                                        Its:
                                            -----------------------------------

                                        CW VENTURES II, L.P.

                                        By: /s/ CW Ventures II, L.P.
                                           ------------------------------------

                                        Its:
                                            -----------------------------------




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                INVESTORS AND PRIOR INVESTORS:

                                DOMAIN PARTNERS II, L.P.

                                By:   One Palmer Square Associates II, L.P.,
                                      its General Partner

                                By: /s/ One Palmer Square Associates II, L.P.
                                   ------------------------------------------

                                BIOTECHNOLOGY INVESTMENTS LIMITED

                                By:   Old Court Limited

                                By: /s/ Old Court Limited
                                   ------------------------------------------
                                       Attorney-in-Fact




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              INVESTORS AND PRIOR INVESTORS:

                              OXFORD VENTURE FUND III, LIMITED
                              PARTNERSHIP

                              By:   Oxford Partners III, Limited Partnership
                              Its:  General Partner


                              By: /s/ Oxford Partners III, Limited Partnership
                                 ---------------------------------------------
                              Its:  General Partner


                              OXFORD VENTURE FUND III ADJUNCT,
                              LIMITED PARTNERSHIP

                              By:   Oxford Partners III-A,
                                    Limited Partnership
                              Its:  General Partner

                              By: /s/ Oxford Partners III-A, Limited Partnership
                                 -----------------------------------------------
                              Its:  General Partner


                              OXFORD BIOSCIENCE PARTNERS L.P.

                              By:   OBP Management L.P.
                              Its:  General Partner

                              By: /s/ OBP Management L.P.
                                 -----------------------------------------------
                              Its:  General Partner




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                 INVESTORS AND PRIOR INVESTORS:

                                                 OXFORD BIOSCIENCE PARTNERS
                                                 (BERMUDA) LIMITED PARTNERSHIP

                                                 By:   OBP Management L.P.
                                                 Its:  General Partner


                                                 By: /s/ OBP Management L.P.
                                                    --------------------------
                                                 Its:  General Partner




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             INVESTORS AND PRIOR INVESTORS:

                                             VENROCK ASSOCIATES


                                             By: /s/ Venrock Associates
                                                 --------------------------
                                             Its:


                                             VENROCK ASSOCIATES II, L.P.


                                             By: /s/ Venrock Associates II, L.P.
                                                 -------------------------------
                                             Its:



                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                  INVESTORS AND PRIOR INVESTORS:

                                                  THE KILEY FAMILY PARTNERSHIP


                                                  By: /s/ Thomas D. Kiley
                                                     ---------------------------
                                                        Thomas D. Kiley
                                                  Its:  Managing Partner


                                                  KILEY REV TR DTD 8/7/81


                                                  By: /s/ Thomas D. Kiley
                                                     ---------------------------
                                                        Thomas D. Kiley
                                                  Its:  Trustee




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     INVESTOR AND PRIOR INVESTOR:

                                     FRAZIER HEALTHCARE INVESTMENTS, L.P.


                                    By: /s/ Frazier Healthcare Investments, L.P.
                                        ----------------------------------------

                                    Its:
                                        ----------------------------------------


                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR AND PRIOR INVESTOR:

                                                   /s/ Michael Fossel
                                                   -----------------------------
                                                   MICHAEL FOSSEL




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           INVESTOR AND PRIOR INVESTOR:

                                           GRAND RIVER EMERGENCY MEDICAL
                                           CENTER 401(K) PROFIT SHARING PLAN FBO
                                           MICHAEL FOSSEL


                                           By: /s/ Michael Fossel
                                               ---------------------------------

                                           Its:
                                               ---------------------------------



                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:

                                                   /s/ Steven J. Tillinger
                                                   -----------------------------
                                                   STEVEN J. TILLINGER




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   INVESTOR:

                                   /s/ Walter H. Singer Inc. Profit Sharing Plan
                                   ---------------------------------------------
                                   WALTER H. SINGER INC PROFIT SHARING PLAN




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:


                                                   /s/ David Carpi
                                                   _____________________________
                                                   DAVID CARPI




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

                                                   INVESTOR AND PRIOR INVESTOR:

                                                   VULCAN VENTURES, INC.


                                                       /s/ Vulcan Ventures, Inc.
                                                   By:__________________________

                                                   Its:_________________________




                    SIGNATURE PAGES TO THE GERON CORPORATION
                          INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR AND PRIOR INVESTOR:


                                                   /s/ David H. Smith
                                                   _____________________________
                                                   DAVID H. SMITH, M.D.




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                              INVESTOR:

                                              CHARTER VENTURES II L.P.


                                              By: /s/ Charter Ventures II L.P.
                                                 -----------------------------

                                              Its:
                                                  ----------------------------




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                               INVESTOR:

                                               THE HEALTH CARE AND BIOTECHNOLOGY
                                               VENTURE FUND


                                               By: /s/ The Health Care and
                                                   Biotechnology Venture Fund
                                                   -----------------------------
                                               Its:
                                                   -----------------------------




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                  INVESTORS AND PRIOR INVESTORS:


                                                  /s/ Sandra Whitmore
                                                  ------------------------------
                                                  SANDRA WHITMORE


                                                  /s/ David Whitmore
                                                  ------------------------------
                                                  DAVID WHITMORE




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:

                                                   BEAGLE LTD.


                                                   By: /s/ Beagle Ltd.
                                                       -------------------------
                                                   Its:
                                                        ------------------------




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                               INVESTOR:

                               NAIMAN 1994 CHARITABLE REMAINDER
                               UNITRUST


                               By: /s/ Naiman 1994 Charitable Remainder Unitrust
                                  ----------------------------------------------
                               Its:




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:

                                                   MORNINGSIDE GROUP


                                                   By: /s/ Morningside Group
                                                      --------------------------
                                                   Its:
                                                       -------------------------




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:

                                                   FOUR PARTNERS


                                                   By: /s/ Four Partners
                                                      --------------------------
                                                   Its:
                                                       -------------------------



                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:

                                                   MC GROUP


                                                   By: /s/ MC Group
                                                      --------------------------
                                                   Its:
                                                       -------------------------




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   INVESTOR:

                                                   /s/ Chester Waxman
                                                   -----------------------------
                                                   Chester Waxman




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE B

                       LIST OF FOUNDERS AND CERTAIN OTHER
                             HOLDERS OF COMMON STOCK

                                    Founders

Name                                                          Number of Shares
- ----                                                          ----------------

Altschul Investment Group, L.P.                                      8,248

Arthur G. Altschul, Jr.                                              4,124

Rose Marion Day                                                      8,248

Robert W. Peabody                                                  192,440

Miller Quarles                                                      16,495

William A. Ryan, Jr.                                                 8,248

Michael D. West, Ph.D.                                             962,200

                          Other Holders of Common Stock

Alexander Barkas                                      50,000

Cold Spring Harbor Laboratory                        160,000

                                                     160,000
                                                     (shares issuable
                                                     upon exercise of
                                                     the CSHL Warrants)

                          Other Holders of Common Stock

Name                                                         Number of Shares
- ----                                                         ----------------

Patrick F. Latterell                                               25,000

Kleiner Perkins Caufield & Byers VI                               144,851

KPCB VI Founders' Fund                                              5,149

McMaster University                                                25,000

Venrock Associates                                                 51,783

Venrock Associates II, L.P.                                        23,217

Domain Partners II, L.P.                                           66,667

Biotechnology Investments Limited, Registered
  in the name of Old Court Limited                                 33,333




                    SIGNATURE PAGES TO THE GERON CORPORATION
                           INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE C

                               LIST OF HOLDERS OF
                            SERIES A PREFERRED STOCK


Name                                                           Number of Shares
- ----                                                           ----------------

The Aetna Casualty and Surety Company                              1,125,000

Arthur G. Altschul, Jr.                                               12,500

Altschul Investment Group, L.P.                                       12,500

Chestnut Capital International III, Limited Partnership              147,000

CW R&D II (Financial) Fund, Limited Partnership                      882,000

CW Ventures II, L.P.                                                 588,000

Jeryl L. Hilleman and William A. Albright, Jr.
  as Trustees of the Hilleman/Albright
  Family Trust dated July 24, 1990                                    25,000

Kiley Rev Tr Dtd 8/7/81                                               25,000

Kleiner Perkins Caufield & Byers VI                                1,637,798

KPCB VI Founders' Fund                                               229,702

S. Leslie Misrock                                                     25,000

Oxford Venture Fund III, Limited Partnership                       1,058,400

Oxford Venture Fund III Adjunct, Limited Partnership                 264,600

Venrock Associates                                                 1,082,262

Venrock Associates II, L.P.                                          485,238

                                   SCHEDULE D

                               LIST OF HOLDERS OF
                            SERIES B PREFERRED STOCK


Name                                                        Number of Shares
- ----                                                        ----------------

Thomas H. Adams, Ph.D.                                           10,000

The Aetna Casualty and Surety Company                           344,444

Allenwood Ventures Inc.                                          22,222

Biotechnology Investments Limited, Registered
  in the name of Old Court Limited                              629,630

Catherine G. Blair                                                1,000

Dr. David Botstein                                                4,444

Edgar B. Cale, III                                                  889

Chestnut Capital International III, L.P.                         55,960

CW R&D II (Financial) Fund, L.P.                                169,148

CW Ventures II, L.P.                                            390,445

Domain Partners II, L.P.                                      1,259,259

Joshua L. Green                                                   2,222

Kiley Family Partnership                                         50,000

Kleiner Perkins Caufield & Byers VI                             578,000

KPCB VI Founders' Fund                                           88,667

                               LIST OF HOLDERS OF
                            SERIES B PREFERRED STOCK


Name                                                           Number of Shares
- ----                                                           ----------------

Dr. Arnold J. Levine                                                  1,750

Oxford Bioscience Partners (Bermuda) Limited Partnership             61,115

Oxford Bioscience Partners L.P.                                     220,296

Oxford Venture Fund III Adjunct, Limited Partnership                 44,444

Oxford Venture Fund III Limited Partnership                         177,778

Timothy Rink, M.D., Ph.D.                                             3,000

Swanson Family Fund, Ltd.                                           111,111

United Missouri Bank, n.a., Successor
  Trustee for Brobeck, Phleger & Harrison
  Retirement Savings Trust FBO Jeffrey Y. Suto                        1,333

Venrock Associates                                                  431,703

Venrock Associates II, L.P.                                         193,556

Richard Warburg                                                       7,000

                                   SCHEDULE E

                               LIST OF HOLDERS OF
                            SERIES C PREFERRED STOCK


Name                                                         Number of Shares
- ----                                                         ----------------

The Aetna Casualty and Surety Company                              41,667

Bayview Investors, Ltd.                                           118,477

Biotechnology Investments Limited, Registered in
  the name of Old Court Limited                                   375,000

CW Ventures II, L.P.                                              416,667

Domain Partners II, L.P.                                          750,000

Michael Fossel                                                     15,000

Frazier Healthcare Investments, L.P.                              833,334

Grand River Emergency Medical Center 401(k)
  Profit Sharing Plan FBO Michael Fossel                           78,750

Donald and Gail Guabello                                            2,500

Kiley Rev Tr Dtd. 8/7/81                                           52,084

KPCB VI Founders' Fund                                             72,042

Kleiner Perkins Caufield & Byers VI                               469,625

Oxford Bioscience Partners (Bermuda)                               45,244
  Limited Partnership

Oxford Bioscience Partners L.P.                                   163,089

Miller Quarles                                                     72,917

The Robertson Stephens Orphan Fund                                194,023

                               LIST OF HOLDERS OF
                            SERIES C PREFERRED STOCK


Name                                                         Number of Shares
- ----                                                         ----------------

David H. Smith, M.D.                                              416,667

Oliver Stone                                                      416,667

Venrock Associates                                                330,835

Venrock Associates II, L.P.                                       148,332

Vulcan Ventures, Inc.                                             208,334

Sandra and David Whitmore                                          41,667